UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-10325

VANECK ETF TRUST
(Exact name of registrant as specified in charter)

666 Third Avenue, New York, NY 10017
(Address of principal executive offices) (Zip code)

Van Eck Associates Corporation
666 Third Avenue, New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 293-2000

Date of fiscal year end: DECEMBER 31

Date of reporting period: DECEMBER 31, 2021

Item 1. Report to Shareholders

ANNUAL REPORT December 31, 2021

VANECK®

India Growth Leaders ETF	GLIN

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of December 31, 2021.

VANECK INDIA GROWTH LEADERS ETF

PRESIDENT’S LETTER

December 31, 2021 (unaudited)

Dear Fellow Shareholders:

This letter addresses two topics: a review of the markets today and, second, two multi-year themes.

The Economy

In 2021, the year began with the global economy hurtling forward like a car at top speed. But in the fall, the Fed started reducing its stimulative policies, especially as inflation statistics hit multi-decade highs.

As this point, the markets face several points of uncertainty. The most important concern is: will the Fed “hit the brakes” too hard as it reduces stimulus measures? But also, since China has been a large driver of global growth over the past 20 years, how long will China’s slow-down last and how deep will it be? Will Chinese policymakers stimulate the economy if growth slows too much?

“Net net”, I think our economy and markets can handle the withdrawal of Fed stimulus. While market returns may underwhelm in 2022, there is no reason to sell and try to time the market.

I expect that inflation will persist because I believe that deflation over the past 20 years was primarily driven by the supply shock as China joined the world economy. As a counter-example, there was inflation in the 1970s, and do we think there was no technology applied in that decade?

We are still debating whether we have an inflation problem. And I continue to believe that only later this year will we know whether we have permanent inflation—after all the COVID-19 distortions are behind us.

It is true that we are talking about supply chain issues and labor market issues longer than the transitory camp would like. But, while commodity price inflation matters, the real concern about inflation and financial markets is wage inflation, since this tends to be longer-lasting and may affect long-term interest rates. I believe that the tight labor conditions we have today will persist, even as the economy slows down.

If inflation doesn’t push rates higher, I don’t think the Fed will hit the brakes too hard by raising rates further than they have already indicated. Toward the end of last year, Bank of America released a research note1 that said over half of the S&P 500® Index’s returns in the past decade can be attributed to the Fed’s balance sheet expansion, rather than earnings. We live in an era in which the Fed has an eye on the financial markets. We still see little reason why that would change.

As to China, at the end of December 2021, the official purchasing managers’ indices (PMIs), our favorite indicators, showed signs of improvement for the second month in a row. This was a welcome development. But multiple growth headwinds remain: the small companies’ PMI sinking to 46.5 (the lowest since February 2020) was a firm reminder that the dovish policy tilt is justified, with more targeted support expected in the coming months. Despite this, though, we think policy makers have all the tools, including liquidity moves, to avoid a crash.

Multi-Year Investment Themes

So what to do in your portfolio? We continue to focus on two multi-year investment themes.

The first theme is the energy transition away from fossil fuels. We see this not only as being driven by government policy, but also by innovation in the private sector. In our resources portfolios, we’re looking for disruptive companies in the sectors that need to be more energy efficient. One is agriculture (which emits about as much CO2 as the energy sector). AgTech businesses are embracing technology to modernize agriculture, leading to higher crop yields, safer crop chemicals and other innovations in food production to provide healthy diets for the world’s growing population.

As the economy grows and demand for commodities grows, increasing supply has become harder. This is in part due to environmental, social and governance (ESG) policies in place, causing “greenflation” and a multi-year trend of price pressure. Finding supply sources like new copper, lithium or gold mines is harder because of, to a certain extent, the environmental impact of these activities. I think this supply issue will continue

1

VANECK INDIA GROWTH LEADERS ETF

PRESIDENT’S LETTER
(unaudited) (continued)

to underpin commodity prices, and this is why I believe that commodity equities remain an interesting investment that people should have in their portfolios.

The second theme is the use of blockchain in a large variety of industries, but especially finance and entertainment. And especially in the field of “smart contracts.” New open source database technology is enabling incredibly rapid adoption and at much lower cost than traditional companies using prior generation technology. The fintech revolution that goes hand in hand with crypto is something we find really exciting. Of course there are some over-valued companies, but we think it’s another interesting multi-year trend that investors should consider.

We thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for the Fund for the 12 month period ended December 31, 2021. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck ETF Trust

January 19, 2022

PS The investing outlook can change suddenly, as it certainly did in 2021. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

[1]	Source: Bloomberg, https://www.bloomberg.com/news/articles/2021-09-08/bofa-s-subramanian-dumps-dire-stock-call-to-catch-up-with-rally
2

VANECK INDIA GROWTH LEADERS ETF

MANAGEMENT DISCUSSION

December 31, 2021 (unaudited)

Market Review

The Fund was to some extent affected by the wide market recovery during the year as the effects of COVID-19 generally subsided globally. The remedial measures, both financial and fiscal, taken by central governments around the world in response to the pandemic (including the asset purchasing program of the U.S. Federal Reserve), continued to sustain recovery.

The Fund posted a healthy gain for the year of 29.15%. On the back of inflows from retail investors, strong corporate earnings and favorable macroeconomic conditions1, Indian stocks rose through most of the first nine months of 2021, reaching a high in mid-September. Thereafter, they moved sideways through much of the rest of the year. The information technology sector contributed the most positively to performance, while companies in the consumer discretionary sector were the greatest detractors from performance.

* Return is based on the fund’s net asset value (NAV).

1 The Economic Times: 4 reasons why India may underperform global markets in 2022, November 23, 2021, https://economictimes. indiatimes.com/markets/stocks/news/4-reasons-why-india-may-underperform-global-markets-in-2022/articleshow/87872093.cms?from=mdr

3

VANECK INDIA GROWTH LEADERS ETF

PERFORMANCE COMPARISON

December 31, 2021 (unaudited)

	Average Annual Total Return
	Share Price	NAV	MGINGRNR[1]	SPTR[2]
One Year	29.57%	29.15%	31.20%	28.71%
Five Year	1.09%	1.08%	2.08%	18.47%
Ten Year	2.73%	2.68%	3.46%	16.55%

[1]	The MarketGrader India All-Cap Growth Leaders Index (MGINGRNR) is a modified market capitalization weighted, float adjusted index designed to track Indian companies that the index provider has determined exhibit favorable fundamental characteristics according to the index provider’s proprietary scoring methodology.

Effective May 1, 2020, MGINGRNR replaced MVIS® India Small-Cap Index (MVSCIFTR) as the Fund’s benchmark index. MVSCIFTR ceased operations on June 30, 2020, and is therefore excluded from the Fund’s Performance Comparison as of December 31, 2021. Index history prior to June 30, 2020 reflects a blend of the performance of the aforementioned Indexes.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 5 for more information.

4

VANECK INDIA GROWTH LEADERS ETF

ABOUT FUND PERFORMANCE

(unaudited)

The price used to calculate market return (Share Price) is determined by using the closing price listed on its primary listing exchange. Since the shares of the Fund did not trade in the secondary market until after the Fund’s commencement, for the period from commencement to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Certain indices may take into account withholding taxes. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

The India Growth Leaders Index is published by MarketGrader.com Corp. (MarketGrader).

MarketGrader is an “Index Provider.” The Index Provider does not sponsor, endorse, or promote the Fund and bears no liability with respect to the Fund or any security.

5

VANECK INDIA GROWTH LEADERS ETF

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 to December 31, 2021.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio During Period	Expenses Paid During the Period July 1, 2021 - December 31, 2021(a)
Actual	$1,000.00	$1,101.10	0.87%	$4.61
Hypothetical(b)	$1,000.00	$1,020.82	0.87%	$4.43

(a)	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2021), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
(b)	Assumes annual return of 5% before expenses
6

VANECK INDIA GROWTH LEADERS ETF

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2021

	Number of Shares	Value
COMMON STOCKS: 100.0%
Automobiles & Components: 8.0%
Bajaj Auto Ltd. #	63,607	$2,772,052
Balkrishna Industries Ltd. #	38,531	1,200,890
Ceat Ltd. #	8,072	131,594
Goodyear India Ltd. #	2,965	39,035
Hero MotoCorp Ltd. #	65,691	2,167,949
		6,311,520
Capital Goods: 6.8%
Ashoka Buildcon Ltd. # *	64,311	86,672
Astral Ltd. #	40,336	1,232,815
Escorts Ltd. #	23,828	609,506
Havells India Ltd. #	109,266	2,049,822
HG Infra Engineering Ltd. #	32,017	243,936
IndiaMart InterMesh Ltd. 144A #	5,962	518,158
KNR Constructions Ltd. #	69,218	278,031
PNC Infratech Ltd. #	56,968	201,224
		5,220,164
Diversified Financials: 4.0%
Central Depository Services India Ltd. #	45,000	904,953
Equitas Holdings Ltd. #	129,694	192,563
ICICI Securities Ltd. 144A #	44,493	472,758
Manappuram Finance Ltd. #	219,137	483,384
Muthoot Finance Ltd. #	54,912	1,101,575
		3,155,233
Food, Beverage & Tobacco: 0.4%
Globus Spirits Ltd. #	13,728	235,715
Gujarat Ambuja Exports Ltd. #	31,244	71,044
Radico Khaitan Ltd. #	100	1,655
		308,414
Health Care Equipment & Services: 1.1%
Dr. Lal PathLabs Ltd. 144A #	16,296	835,358
Materials: 27.1%
Alkyl Amines Chemicals #	6,807	324,263
APL Apollo Tubes Ltd. # *	51,509	689,626
Asian Paints Ltd. #	86,246	3,918,993
Atul Ltd. #	7,788	945,597
Balaji Amines Ltd. #	4,648	212,611
BASF India Ltd. #	5,756	234,008
Bhansali Engineering Polymers Ltd. #	30,236	67,439
Carborundum Universal Ltd. #	47,886	631,157
Cosmo Films Ltd. #	5,356	100,241
Deepak Nitrite Ltd. #	35,278	1,178,722
Finolex Industries Ltd. #	316,020	876,462
Godawari Power and Ispat Ltd. #	23,742	88,499
Jindal Poly Films Ltd. #	3,327	46,394
Jindal Stainless Hisar Ltd. # *	47,337	221,344
JK Cement Ltd. #	12,199	556,295
JK Lakshmi Cement Ltd. #	29,572	229,597
NMDC Ltd. #	596,054	1,064,510
Phillips Carbon Black Ltd. #	39,616	128,674
PI Industries Ltd. #	41,387	1,685,490
Polyplex Corp. Ltd. #	5,971	149,972
Rossari Biotech Ltd. #	8,836	152,329
Shree Cement Ltd. #	5,041	1,824,934
Steel Authority of India Ltd. #	741,929	1,064,378
	Number of Shares	Value
Materials (continued)
Supreme Industries Ltd. #	30,576	$914,076
Tata Metaliks Ltd. #	6,471	72,787
Tata Steel Long Products Ltd. #	5,710	55,904
UltraTech Cement Ltd. #	36,350	3,702,588
		21,136,890
Media & Entertainment: 1.9%
Chennai Super Kings Cricket Ltd. # *∞ ø	1,298,085	1,021,381
Sun TV Network Ltd. #	43,551	292,348
TV18 Broadcast Ltd. # *	324,989	195,530
		1,509,259
Pharmaceuticals, Biotechnology & Life Sciences: 19.6%
Ajanta Pharma Ltd. #	13,758	413,355
Alembic Pharmaceuticals Ltd. #	30,383	327,421
Alkem Laboratories Ltd. #	14,996	730,459
Aurobindo Pharma Ltd. #	147,194	1,450,718
Cipla Ltd. #	265,583	3,368,750
Divi’s Laboratories Ltd. #	57,095	3,587,989
Gland Pharma Ltd. 144A # *	25,022	1,298,275
Glenmark Pharmaceuticals Ltd. #	72,396	514,388
Granules India Ltd. #	72,669	327,637
IOL Chemicals and Pharmaceuticals Ltd. #	10,485	67,916
Ipca Laboratories Ltd. #	33,510	975,228
JB Chemicals & Pharmaceuticals Ltd. #	15,652	374,043
Laurus Labs Ltd. 144A #	174,850	1,264,928
Marksans Pharma Ltd. #	104,320	84,326
Pfizer Ltd. #	7,704	523,971
		15,309,404
Software & Services: 28.9%
eClerx Services Ltd. #	7,471	261,532
Happiest Minds Technologies Ltd. #	19,077	332,241
Infosys Ltd. (ADR)	170,884	4,325,074
Larsen & Toubro Infotech Ltd. 144A #	23,302	2,291,796
Mastek Ltd. #	5,649	228,921
Mindtree Ltd. #	29,057	1,864,263
Mphasis Ltd. #	41,268	1,881,514
Oracle Financial Services Software Ltd. #	11,855	629,852
Persistent Systems Ltd. #	25,313	1,663,143
Tata Consultancy Services Ltd. #	76,122	3,817,937
Tata Elxsi Ltd. #	17,751	1,399,383
Wipro Ltd. #	435,735	4,175,366
		22,871,022
Telecommunication Services: 1.4%
Indus Towers Ltd. #	321,818	1,073,051

See Notes to Consolidated Financial Statements

7

VANECK INDIA GROWTH LEADERS ETF

CONSOLIDATED SCHEDULE OF INVESTMENTS

(continued)

	Number of Shares	Value
Utilities: 0.8%
Gujarat State Petronet Ltd. #	149,624	$591,894
Total Common Stocks (Cost: $55,140,348)		78,322,209
Total Investments: 100.0% (Cost: $55,140,348)		78,322,209
Other assets less liabilities: 0.0%		18,883
NET ASSETS: 100.0%		$78,341,092

Definitions:

ADR	American Depositary Receipt

Footnotes:

#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $73,997,135 which represents 94.5% of net assets.
*	Non-income producing
∞	Security is valued using significant unobservable inputs that factor in discount for lack of marketability and is classified as Level 3 in the fair value hierarchy
ø	Restricted Security – the aggregate value of restricted securities is $1,021,381, or 1.3% of net assets
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $6,681,273, or 8.5% of net assets.

Restricted securities held by the Fund as of December 31, 2021 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets
Chennai Super Kings Cricket Ltd.	10/08/2015	1,298,085	$35,108	$1,021,381	1.3%

Summary of Investments by Sector	% of Investments	Value
Communication Services	3.3%	$2,582,310
Consumer Discretionary	8.1	6,311,519
Consumer Staples	0.4	308,414
Financials	4.0	3,155,232
Health Care	20.6	16,144,763
Industrials	6.7	5,220,166
Information Technology	29.2	22,871,022
Materials	27.0	21,136,889
Utilities	0.7	591,894
	100.0%	$78,322,209

See Notes to Consolidated Financial Statements

8

The summary of inputs used to value the Fund’s investments as of December 31, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$—	$6,311,520	$—	$6,311,520
Capital Goods	—	5,220,164	—	5,220,164
Diversified Financials	—	3,155,233	—	3,155,233
Food, Beverage & Tobacco	—	308,414	—	308,414
Health Care Equipment & Services	—	835,358	—	835,358
Materials	—	21,136,890	—	21,136,890
Media & Entertainment	—	487,878	1,021,381	1,509,259
Pharmaceuticals, Biotechnology & Life Sciences	—	15,309,404	—	15,309,404
Software & Services	4,325,074	18,545,948	—	22,871,022
Telecommunication Services	—	1,073,051	—	1,073,051
Utilities	—	591,894	—	591,894
Total Investments	$4,325,074	$72,975,754	$1,021,381	$78,322,209

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2021:

Common Stock
Media & Entertainment
Balance as of December 31, 2020	$344,208
Realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	677,173
Purchases	—
Sales	—
Transfers in and/or out of level 3	—
Balance as of December 31, 2021	$1,021,381

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2021:

	Value as of December 31, 2021	Valuation Technique	Unobservable Input Description(1)	Unobservable Input	Impact to Valuation from an Increase in Input(2)	Weighted Average
Common Stock
Media & Entertainment	$1,021,381	Market Approach	Comparable Transactions	$1.14 - $1.48	Increase	$1.26
			Discount rate	11%	Decrease
			Discount for lack of marketability	50%	Decrease
			Third party quote	$2.50	Increase

(1) In determining certain of these inputs, management evaluates a variety of factors including economic condition, industry and market developments, market valuations of comparable companies and company specific developments.

(2) This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases or decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

See Notes to Consolidated Financial Statements

9

VANECK INDIA GROWTH LEADERS ETF

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

Assets:
Investments, at value
Unaffiliated issuers (1)	$78,322,209
Cash	222,187
Cash denominated in foreign currency, at value (2)	15,235
Receivables:
Shares of beneficial interest sold	27
Dividends and interest	62,139
Prepaid expenses	1,395
Total assets	78,623,192

Liabilities:
Payables:
Due to Adviser	21,243
Deferred Trustee fees	16,140
Accrued expenses	244,717
Total liabilities	282,100
NET ASSETS	$78,341,092
Shares outstanding	1,824,967
Net asset value, redemption and offering price per share	$42.93

Net Assets consist of:
Aggregate paid in capital	$138,313,300
Total distributable earnings (loss)	(59,972,208)
NET ASSETS	$78,341,092

(1) Cost of investments - Unaffiliated issuers	$55,140,348
(2) Cost of cash denominated in foreign currency	$14,991

See Notes to Consolidated Financial Statements

10

VANECK INDIA GROWTH LEADERS ETF

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

Income:
Dividends (net of foreign taxes withheld $211,034)	$825,393
Interest .	23
Total income	825,416
Expenses:
Management fees	368,180
Custody and accounting fees	117,881
Professional fees	146,865
Reports to shareholders	9,605
Insurance	3,734
Trustees’ fees and expenses	6,539
Registration fees	8,796
Interest	21,347
Tax	27,064
Other	24,692
Total expenses	734,703
Waiver of management fees	(72,692)
Net expenses	662,011
Net investment income	163,405

Net realized gain (loss) on:
Investments	14,287,171
In-kind redemptions	311,193
Foreign currency transactions and foreign denominated assets and liabilities	(194,884)
Net realized gain	14,403,480
Net change in unrealized appreciation (depreciation) on:
Investments	4,823,037
Foreign currency transactions and foreign denominated assets and liabilities	(122)
Net change in unrealized appreciation (depreciation)	4,822,915
Net Increase in Net Assets Resulting from Operations	$19,389,800

See Notes to Consolidated Financial Statements

11

VANECK INDIA GROWTH LEADERS ETF

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations:
Net investment income	$163,405	$439,070
Net realized gain (loss)	14,403,480	(36,507,666)
Net change in unrealized appreciation (depreciation)	4,822,915	26,440,940
Net increase (decrease) in net assets resulting from operations	19,389,800	(9,627,656)

Distributions to shareholders from:
Distributable earnings	—	(178,129)

Share transactions*:
Proceeds from sale of shares	2,036,081	—
Cost of shares redeemed	(11,443,172)	(43,873,347)
Decrease in net assets resulting from share transactions	(9,407,091)	(43,873,347)
Total increase (decrease) in net assets	9,982,709	(53,679,132)
Net Assets:
Beginning of year	68,358,383	122,037,515
End of year	$78,341,092	$68,358,383

* Shares of Common Stock Issued (no par value):
Shares sold	50,000	—
Shares redeemed	(300,000)	(1,650,000)
Net decrease	(250,000)	(1,650,000)

See Notes to Consolidated Financial Statements

12

VANECK INDIA GROWTH LEADERS ETF

CONSOLIDATED FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$32.94	$32.76	$42.36	$68.40	$41.03
Net investment income (loss) (a)	0.08	0.15	0.50	(0.02)	0.02
Net realized and unrealized gain (loss) on investments	9.91	0.11 (b)	(9.68)	(25.97)	27.42
Total from investment operations	9.99	0.26	(9.18)	(25.99)	27.44
Distributions from:
Net investment income	—	(0.08)	(0.42)	(0.05)	(0.07)
Total distributions	—	(0.08)	(0.42)	(0.05)	(0.07)
Net asset value, end of year	$42.93	$32.94	$32.76	$42.36	$68.40
Total return (c)	30.30%	0.80%	(21.65)%	(38.00)%	66.88%
Ratios to average net assets
Gross expenses	1.00%	1.24%	0.86%	0.83%	0.72%
Net expenses	0.90%	1.05%	0.86%	0.83%	0.72%
Net expenses excluding interest expense and taxes	0.83%	0.85%	0.83%	0.80%	0.70%
Net investment income (loss)	0.22%	0.55%	1.35%	(0.03)%	0.04%
Supplemental data
Net assets, end of year (in millions)	$78	$68	$122	$187	$405
Portfolio turnover rate (d)	67%	133%	51%	39%	42%

(a)	Calculated based upon average shares outstanding
(b)	The amount shown does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the Fund.
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Consolidated Financial Statements

13

VANECK INDIA GROWTH LEADERS ETF

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2021

Note 1—Fund Organization—VanEck ETF Trust (the “Trust”) (formerly known as VanEck Vectors ETF Trust) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and offers multiple investment portfolios, each of which represents a separate series of the Trust.

These financial statements relate to the India Growth Leaders ETF (the “Fund”). The Fund was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in approximately the same weighting as its index. The Fund is classified as “diversified”. The Fund makes its investments through MV SCIF Mauritius (the “Subsidiary”), a wholly owned subsidiary organized in the Republic of Mauritius.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and follows accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies.

The following summarizes the Fund’s significant accounting policies.

A.	Security Valuation— The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. The Pricing Committee of Van Eck Associates Corporation (the “Adviser”) provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes they do not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the
14

relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Consolidated Schedule of Investments.

The Fund utilizes various methods to measure the fair value of their investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Fund’s investments are located in the Consolidated Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Consolidated Schedule of Investments.

B.	Basis for Consolidation— The Subsidiary, an Indian exempted company, acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund. The Fund is the sole shareholder of the Subsidiary, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. The consolidated financial statements of the Fund include the financial results of its wholly owned subsidiary. All interfund account balances and transactions have been eliminated in consolidation.

C.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required.

D.	Distributions to Shareholders— Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually by the Fund. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Currency Translation— Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Consolidated Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Consolidated Statement of Operations.

F.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming
15

VANECK INDIA GROWTH LEADERS ETF

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Consolidated Schedule of Investments.

G.	Offsetting Assets and Liabilities— In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Fund may receive cash and or securities as collateral for securities lending. For financial reporting purposes, the Fund presents securities lending assets and liabilities on a gross basis in the Consolidated Statement of Assets and Liabilities. Cash collateral received for securities lending in the form of money market fund investments, if any, at December 31, 2021 is presented in the Consolidated Schedule of Investments and in the Consolidated Statement of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).

H.	Other— Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned.

The Fund earns interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income in the Consolidated Statement of Operations.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.50% of the Fund’s average daily net assets. The Adviser has agreed, until at least May 1, 2023, to waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.75% of the Fund’s average daily net assets. Prior to November 1, 2021, the expense limitation was 0.85%. Refer to the Consolidated Statements of Operations for the amounts waived/assumed by the Adviser for the year ended December 31, 2021.

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Fund’s distributor. Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—Capital Share Transactions—As of December 31, 2021, there was an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Fund shares are not individually redeemable and are issued and redeemed at their net asset value per share only through certain authorized broker-dealers (“Authorized Participants”) in blocks of shares (“Creation Units”).

The consideration for the purchase or redemption of Creation Units of the Fund generally consists of the in-kind contribution or distribution of securities constituting the Fund’s underlying index (“Deposit Securities”) plus a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Cash may also be substituted in an amount equivalent to the value of certain Deposit Securities, generally as a result of market circumstances, or when the securities are not available in sufficient quantity for delivery, or are not eligible for trading by the Authorized Participant. The Fund may issue Creation Units in advance of receipt of Deposit Securities subject to various conditions, including, for the benefit of the Fund, a requirement to maintain cash collateral on deposit at the custodian equal to at least 115% of the daily marked to market value of the missing Deposit Securities.

16

Authorized Participants purchasing and redeeming Creation Units may pay transaction fees directly to the transfer agent. In addition, the Fund may impose variable fees on the purchase or redemption of Creation Units for cash, or on transactions effected outside the clearing process, to defray certain transaction costs. These variable fees, if any, are reflected in share transactions in the Consolidated Statements of Changes in Net Assets.

Note 5—Investments—For the year ended December 31, 2021, purchases and sales of investments (excluding short-term investments and in-kind capital share transactions) and the purchases and sales of investments resulting from in-kind capital share transactions (excluding short-term investments) were as follows:

In-Kind Capital Share Transactions
Purchases	Sales	Purchases	Sales
$ 49,124,892	$ 58,000,483	$ 104,553	$ 565,648

Note 6—Income Taxes—As of December 31, 2021, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments owned were as follows:

Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$ 55,182,257	$ 25,169,042	$ (2,029,090)	$ 23,139,952

At December 31, 2021, the components of total distributable earnings (losses) on a tax basis, for the Fund, were as follows:

Accumulated Capital Losses/ Undistributed Capital Gains	Qualified Late-Year Losses*	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
$ (83,089,835)	$ (7,313)	$ (16,140)	$ 23,141,080	$ (59,972,208)

*Qualified late year losses incurred after October 31, 2021 are deemed to arise on January 1, 2022.

The tax character of dividends paid to shareholders was as follows:

December 31, 2020
Ordinary Income**
$ 178,129

**Includes short-term capital gains (if any).

At December 31, 2021, the Fund had capital loss carryforwards available to offset future capital gains, as follows:

Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
$ (11,884,171)	$ (71,205,664)	$ (83,089,835)

During the year ended December 31, 2021, the Fund utilized $14,030,985 of its capital loss carryovers available from prior years.

17

VANECK INDIA GROWTH LEADERS ETF

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

During the year ended December 31, 2021, as a result of permanent book to tax differences, primarily due to tax net operating losses and the tax treatment of gains/losses from securities redeemed in-kind, the Fund incurred differences that affected distributable earnings and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Increase (Decrease) in Total Distributable Earnings (Loss)	Increase (Decrease) in Aggregate Paid in Capital
$(288,626)	$288,626

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Consolidated Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or penalties.

Investments in India: As a result of renegotiation of the India Mauritius Tax treaty, India commenced taxation on capital gains arising from disposition of shares acquired on or after April 1, 2017 in a company resident in India, with shares acquired on or before March 31, 2017 being grandfathered as exempt from capital gains taxation subject to treaty relief. India currently assesses a capital gains tax on shares sold on the exchange of 15% on short term capital gains and 10% on long term capital gains (plus applicable surcharge and cess). Further, long-term capital gains on certain shares that were held as of January 31, 2018, may be eligible for a step up in cost basis which may reduce realized taxable gains. Existing Indian capital loss carryforwards may be utilized to offset capital gains realized on securities sold.

Note 7—Principal Risks—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse economic developments and political conflicts, or natural or other disasters, such as the coronavirus outbreak. Additionally, the Fund may invest in securities of emerging market issuers, which are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Economies and financial markets throughout the world have experienced periods of increased volatility, uncertainty and distress as a result of conditions associated with the COVID-19 pandemic. To the extent these conditions continue, the risks associated with an investment in the Fund could be heightened and the Fund’s investments (and thus a shareholder’s investment in the Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments.

A more complete description of risks is included in the Fund’s Prospectus and Statement of Additional Information.

18

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Fund as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Consolidated Statement of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Consolidated Statement of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with the securities lending agent. The Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Fund will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Consolidated Statement of Operations. Cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Fund’s Consolidated Schedule of Investments or Consolidated Statement of Assets and Liabilities as it is held by the agent on behalf of the Fund. The Fund does not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at December 31, 2021 is presented on a gross basis in the Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities.

Note 10—Bank Line of Credit—The Fund may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. The Fund has agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Fund based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2021, the Fund borrowed under this Facility:

Days Outstanding	Average Daily Loan Balance	Average Interest Rate
186	$956,863	1.44%

Outstanding loan balances as of December 31, 2021, if any, are reflected in the Consolidated Statement of Assets and Liabilities.

Note 11—Subsequent Event Review—The Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

19

VANECK INDIA GROWTH LEADERS ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of VanEck India Growth Leaders ETF and the Board of Trustees of VanEck ETF Trust.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of VanEck India Growth Leaders ETF (the “Fund”) (one of the series constituting VanEck ETF Trust (the “Trust”)), including the consolidated schedule of investments, as of December 31, 2021, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the series constituting VanEck ETF Trust) at December 31, 2021, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from broker were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, New York
March 10, 2022

20

VANECK INDIA GROWTH LEADERS ETF

BOARD OF TRUSTEES AND OFFICERS

December 31, 2021 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Independent Trustees

David H. Chow, 1957*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/strategy consulting firm and Registered Investment Adviser), March 1999 to present.	62	Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Trustee, MainStay Fund Complex[4], January 2016 to present and currently Chairman of the Risk and Compliance Committee. Formerly, Member of the Governing Council of the Independent Directors Council, October 2012 to September 2020.

Laurie A. Hesslein, 1959*†	Trustee	Since 2019	Citigroup, Managing Director, and Business Head, Local Consumer Lending North America, and CEO and President, CitiFinancial Servicing LLC (2013 - 2017).	62	Formerly, Trustee, First Eagle Senior Loan Fund, March 2017 to December 2021; and Trustee, Eagle Growth and Income Opportunities Fund, March 2017 to December 2020.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle).	74	Chairman and Independent Director, EULAV Asset Management; Lead Independent Director, Total Fund Solution; Independent Director, Contingency Capital, LLC; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.

Peter J. Sidebottom, 1962*†	Trustee	Since 2012	Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to present; Partner, PWC/Strategy & Financial Services Advisory, February 2015 to March 2017; Founder and Board Member, AspenWoods Risk Solutions, September 2013 to February 2016; Independent consultant, June 2013 to February 2015; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	62	Formerly, Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to 2016.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Senior Vice President, B2B, Future Plc (global media company), July 2020 to present; President, CEO and co-founder, SmartBrief, Inc., 1999 to 2019.	74	Director, Food and Friends, Inc., 2013 to present.
21

VANECK INDIA GROWTH LEADERS ETF

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

Interested Trustee

Jan F. van Eck, 1963[5]	Trustee, Chief Executive Officer and President	Trustee (Since 2006); Chief Executive Officer and President (Since 2009)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust	74	Director, National Committee on US- China Relations.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
[4]	The MainStay Fund Complex consists of MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund.
[5]	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of VEAC, VEARA and VESC.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past Five Years
Officer Information

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate, Clifford Chance US LLP.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 2006	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of VEAC.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Nicholas Jackson, 1974	Assistant Vice President	Since 2018	Director, Business Development of VanEck Australia Pty Ltd. Formerly, Vice President, Business Development of VanEck Australia Pty Ltd.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

Matthew McKinnon, 1970	Assistant Vice President	Since 2018	Head of Asia - Business Development of VanEck Australia Pty Ltd. Formerly, Director, Intermediaries and Institutions of VanEck Australia Pty Ltd.
22

Arian Neiron, 1979	Vice President	Since 2018	CEO (since 2021) & Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd.; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.

Adam Phillips, 1970	Vice President	Since 2018	ETF Chief Operating Officer of VEAC; Director of other companies affiliated with VEAC.

Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

Andrew Tilzer, 1972	Assistant Vice President	Since 2021	Vice President of Portfolio Administration of VEAC. Formerly, Assistant Vice President, Portfolio Operations of VEAC.

[1]	The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Officers are elected yearly by the Trustees.
23

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a VanEck ETF Trust (the “Trust”) prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	VanEck Associates Corporation
Distributor:	VanEck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.826.2333	GLINAR

Item 2.	CODE OF ETHICS.

(a)	The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	The Registrant’s code of ethics is reasonably described in this Form N-CSR.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that David Chow, Laurie A. Hesslein, R. Alastair Short, Peter Sidebottom and Richard Stamberger, members of the Audit Committee, are “audit committee financial experts” and “independent” as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The principal accountant fees disclosed in Item 4(a), 4(b), 4(c), 4(d) and 4(g) are for the VanEck India Growth Leaders ETF.

(a)	Audit Fees. The aggregate Audit Fees of Ernst & Young for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2021 and December 31, 2020, were $39,332 and $38,995 respectively.

(b)	Audit-Related Fees. Not applicable.

(c)	Tax Fees. The aggregate Tax Fees of Ernst & Young for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended December 31, 2021 and December 31, 2020, were $58,536 and $75,766 respectively.

(d)	All Other Fees

None.

(e)	The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Funds, by the independent accountants as required by Section 10A of the Securities Exchange Act of 1934. The Audit Committee has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)	Not applicable.

(g)	Not applicable.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant’s Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)) consisting of five Independent Trustees. Messrs. Chow, Hesslein, Short, Sidebottom and Stamberger currently serve as members of the Audit Committee. Mr. Short is the Chairman of the Audit Committee.

Item 6.	SCHEDULE OF INVESTMENTS.

Information included in Item 1.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c)) are effective, except for the item noted below, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

The registrant’s internal control regarding the determination of the valuation of an unlisted privately held security did not operate as designed at December 31, 2021. While the registrant had an established valuation method, one of the valuation inputs was not updated. Additionally, recently reported private sale transactions of similar companies were not identified in the registrant’s review of news and publications of the security. As the registrant did not consider these transactions, the valuation of the security was materially understated, thus resulting in corrections to the registrant’s December 31, 2021 financial statements prior to issuance. Ernst & Young LLP’s internal control report, which discusses this matter, is filed as an exhibit to the registrant's Form N-CEN for the fiscal year ended December 31, 2021.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

Item 13.	EXHIBITS.

(a)(1)	The code of ethics is attached as EX-99.CODE ETH

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VANECK ETF TRUST (comprising of VanEck India Growth Leaders ETF)

By (Signature and Title)	/s/ John J. Crimmins, Treasurer and CFO

Date	March 11, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jan F. van Eck, CEO

Date	March 11, 2022

By (Signature and Title)	/s/ John J. Crimmins, Treasurer and CFO

Date	March 11, 2022